UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 31, 2014 (January 31, 2014)

KALLO INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

In light of the recent US $200 million supply contract signed with the Republic of Guinea, today, we announced that we are gearing up to establish a state-of-the-art new global head office in Markham, Ontario. In addition, plans have been initiated to establish regional offices in five (5) countries to support our business growth and be fully operational in the third quarter of 2014.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated January 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of January, 2014.

KALLO INC.

BY:	VINCE LEITAO
Vince Leitao
President, Chief Operating Officer and a member of the Board of Directors